© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved. August 18, 2009 FY2009 and FY2010E Investor/Analyst Call Exhibit 99.1

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward-Looking Statements and
GAAP Reconciliation
Forward-Looking Statements and
GAAP Reconciliation
                                                                                                                                                  This presentation
contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in our Form 10 and Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K reports
(including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) those described in the last slide of this presentation. This presentation reflects management’s views as of August 18,
2009.  Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-
looking statement.
                                                                                 This presentation includes pro forma financial information for
CareFusion Corporation as a standalone company. The unaudited pro forma results included in this presentation are derived from Cardinal Health’s historical consolidated financial statements to reflect CareFusion's results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. These financial results do not necessarily reflect what CareFusion's financial results would have been if it had operated as an independent, publicly traded company during this fiscal period.  In addition, these financial results are not necessarily indicative of  CareFusion's future results.  The assumptions and estimates used and pro forma adjustments derived from such assumptions are based on currently available information, and CareFusion management believes such assumptions are reasonable under the circumstances.  For more information, see the CareFusion unaudited pro forma condensed combined financial statements included as Exhibit 99.5 to Cardinal Health's Form 8-K filed on August 18, 2009.  The financial information included in this presentation includes non-GAAP financial measures. Reconciliations can be found on slide 7 of this presentation.  In addition, definitions and reconciling information can be found on
CareFusion’s website at www.carefusion.com under the SEC Filings link of the Investor Relations tab.
“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:
Pro Forma and Non-GAAP Financial Measures:

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Today’s Speakers
Today’s Speakers
Dave Schlotterbeck Chairman and Chief Executive Officer
Ed Borkowski Chief Financial Officer

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2010 Financial Guidance
Fiscal 2010 Financial Guidance
FY10 Outlook
FY09 Pro Forma
Financials
Total Revenue Growth Mid single digits Flat at $3,707 M
Operating Expenses 34% of total revenue 33% of total revenue
One-time Items ~$120-$130M $72M
Adjusted Diluted EPS $1.10 - $1.20 $1.54
4
3
4
5
1
2
1
Unaudited pro forma results are derived from Cardinal’s historical consolidated financial statements to reflect CareFusion's results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year.
2
Includes $100 - $110M incremental operating expenses over pro forma FY09 related to “Public Company” costs, incentive compensation and R&D spend.
3
One-time expenditures related to merger integration, restructuring and spinoff costs.
4
Adjusted diluted earnings per share is a Non-GAAP measure that excludes one-time items related to merger integration, restructuring and spinoff costs.

See reconciliation on  slide 7.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2010 Corporate Assumptions
Fiscal 2010 Corporate Assumptions
FY10 Outlook
FY09 Pro Forma
Financials
Adjusted Tax Rate ~25% 16.5%
Diluted weighted
average shares
outstanding
~228M 226M
Capital Expenditures $180M $130M
5
1 Unaudited pro forma results are derived from Cardinal’s historical consolidated financial statements to reflect CareFusion's results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year.
1

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

FY10 Segment-related Assumptions
FY10 Segment-related Assumptions
Critical Care Technologies assumptions:
–
Segment revenue grows in mid single digits
–
Slowdown in hospital capital spending continues to impact
segment
–
Infusion: Resumption of shipping the Alaris
®
System drives
infusion business
–
Respiratory: Launch of EnVe™ palmtop, CDC order of 4,500
ventilators and ramp up for Swine Flu drive respiratory business
–
Dispensing: expected to be flat year-over-year
Medical Technologies and Services assumptions:
–
Segment revenue grows in mid single digits
–
ChloraPrep
®
continues to grow double digits

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Non-GAAP Reconciliations
Non-GAAP Reconciliations
FY09
Pro Forma
One-Time
Items
FY09
Adjusted
Pro Forma
Operating earnings $448 $72M $520M
Provision for income taxes $47 $22M $69M
Net earnings from
continuing operations
$298 $50M $348M
Diluted EPS from
continuing operations
$1.32 $0.22 $1.54
7
1 2
3
1
Unaudited pro forma results are derived from Cardinal’s historical consolidated financial statements to reflect CareFusion's results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year.
2
One-time items related to merger integration, restructuring and spinoff costs.
3
Pro forma results adjusted on a non-GAAP basis to exclude one-time  items related to merger integration, restructuring and spinoff costs.
Note: A full GAAP pro forma to non-GAAP pro forma reconciliation can be found on CareFusion’s website at www.carefusion.com under the SEC Filings link of the Investor Relations tab

Q&A Q&A © 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward Looking Statements
Forward Looking Statements
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in our Form 10 and Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: uncertainties regarding our planned spinoff as a new stand-alone entity, including the timing and terms of any such spinoff and whether such spinoff will be completed as it is subject to a number of conditions, and uncertainties regarding the impact of the planned spinoff on us and the potential market for our securities;
uncertainties regarding the divestiture of any of our stock retained by Cardinal Health after the spinoff; difficulties or delays in the development, production, manufacturing and marketing of new or existing products and services, including difficulties or delays associated with obtaining requisite regulatory approvals or clearances associated with those activities; changes in laws and regulations or in the interpretation or application of laws or regulations, as well as possible failures to comply with applicable laws or regulations as a result of possible misinterpretations or misapplications; cost-containment efforts of our customers, purchasing groups, third-party payers and governmental organizations; the continued financial viability and success of our customers and suppliers and the potential impact on our customers and suppliers of declining economic conditions, which could impact our results of operations and financial condition; uncertainties related to the deferral in hospital capital spending and difficulties in forecasting the exact duration and potential long-term changes in hospital spending patterns; costs associated with protecting our trade secrets and enforcing our patent, copyright and trademark rights, and successful challenges to the validity of our patents, copyrights or trademarks; actions of regulatory bodies and other government authorities, including the FDA and foreign counterparts, that could delay, limit or suspend product development, manufacturing or sales or result in recalls, seizures, consent decrees, injunctions and monetary sanctions; costs or claims resulting from potential errors or defects in our manufacturing that may injure persons or damage property or operations, including costs from remediation efforts or recalls; the results, consequences, effects or timing of any commercial disputes, patent infringement claims or other legal proceedings or any government investigations; disruption or damage to or failure of our information systems;
interruption in our ability to manufacture our products or an inability to obtain key components or raw materials or increased costs in such key components or raw materials; the costs, difficulties and uncertainties related to the integration of acquired businesses, including liabilities relating to the operations or activities of such businesses prior to their acquisition; uncertainties in our industry due to government healthcare reform; uncertainties related to the availability of additional financing to us in the future and the terms of such financing; risks associated with international operations, including fluctuations in currency exchange rates; the effects of our strategies to run our business in a tax-efficient manner; competitive pressures in the markets in which we operate; the loss of, or default by, one or more key customers or suppliers; unfavorable changes to the terms of key customer or supplier relationships; and
general economic and market conditions. This presentation reflects management’s views as of August 18, 2009. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.